o                              BT INVESTMENT FUNDS                             o


                           INTERNATIONAL EQUITY FUND






Seeks long-term capital appreciation primarily from foreign equity securities, or other securities with equity characteristics.


                                  PROSPECTUS
--------------------------------------------------------------------------------
                                JANUARY 31, 1998


                                   AS REVISED
                                JANUARY 11, 1999


BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the International Equity Fund (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-730-1313. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE INTERNATIONAL EQUITY PORTFOLIO (THE "PORTFOLIO"), A SEPARATE DIVERSIFIED INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.


BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                            ICC DISTRIBUTORS, INC.
                   Two Portland Square, Portland, Maine 04101

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TABLE OF CONTENTS
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
                                                                            PAGE
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The Fund ..................................................................... 3
Who May Want To Invest ....................................................... 3
Investment Principles and Risks .............................................. 3
Summary of Fund Expenses ..................................................... 4
Financial Highlights ......................................................... 5
Investment Objective and Policies ............................................ 6
Risk Factors: Matching the Fund to Your Investment Needs ..................... 8
Net Asset Value ............................................................. 11
Purchase and Redemption of Shares ........................................... 11
Dividends, Distributions and Taxes .......................................... 16
Performance Information and Reports ......................................... 16
Management of the Trust and Portfolio ....................................... 17
Additional Information ...................................................... 20
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

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THE FUND
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The Fund's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio may also invest in emerging market securities.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.

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WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------


The Fund is designed for investors who are willing to accept short-term foreign stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for capital appreciation and does not pursue income.

In addition, the Fund may also be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve an extra level of diversification and also participate in opportunities around the world.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

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INVESTMENT PRINCIPLES AND RISKS
--------------------------------------------------------------------------------

The value of the Portfolio's investments varies based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.

Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment, especially for securities in emerging markets. Many investments in emerging markets can be considered speculative, and therefore may offer higher total return potential, but significantly greater risk.

Bankers Trust may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended. When an investor sells their Fund shares ("Shares"), they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein for more information.

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SUMMARY OF FUND EXPENSES
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Annual Fund Operating Expenses are paid out of the assets of the Portfolio and
Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides (i) a summary of estimated expenses relating to purchases and sales of the shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE CORRESPONDING PORTFOLIO.


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
ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
 ..........................................................................
Investment advisory fee (after reimbursements or waivers)       0.58%
12b-1 fees                                                       None
Other expenses (after reimbursements or waivers)                0.92%
 .........................................................................
Total operating expenses (after reimbursements or waivers)      1.50%
 ..........................................................................


EXAMPLE                                                                          1 year     3 Years     5 years     10 years
 ............................................................................................................................
You would pay the following expenses on a $1,000 investment, assuming:
 (1) 5% annual return and (2) redemption at the end of each time period:           $15        $47         $82      $179


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.65%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total aggregate operating expenses will not exceed 1.50% of the Fund's average daily net assets annually. In the absence of this undertaking, for the fiscal year ended September 30, 1997, "Total Operating Expenses" would have been 1.68% of the Fund's average daily net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is distributed by ICC Distributors, Inc. ("ICC" or the "Distributor") to investors, including customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services, including transaction fees on purchases and redemptions of Fund shares. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

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FINANCIAL HIGHLIGHTS
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The following table shows selected data for a Share outstanding, total investment return, ratios to average net assets and other supplemental data of the Fund for each period indicated and has been audited by PricewaterhouseCoopers, the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.




                                                                   FOR THE                                      FOR THE
                                                                 YEAR ENDED                                    YEAR ENDED
                                                                SEPTEMBER 30,          FOR THE PERIOD         DECEMBER 31,
                                                          -------------------------  JANUARY 1, 1995 TO  ----------------------
                                                              1997         1996      SEPTEMBER 30, 1995*     1994       1993
                                                          ------------ ------------ -------------------- ----------- ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................  $ 16.77      $ 15.47          $ 13.37          $ 13.18     $  9.75
                                                           --------     --------         -------          -------     -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ..................................     0.09         0.18            0.14             0.10        0.05
 Net Realized and Unrealized Gain on Investments,
   Options, Foreign Currencies and Forward Foreign
   Currency Contracts ...................................     5.63         1.80            1.97             0.44        3.60
                                                           --------     --------         -------          -------     -------
Total from Investment Operations ........................     5.72         1.98            2.11             0.54        3.65
                                                           --------     --------         -------          -------     -------
DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income ..................................     0.16        ( 0.31)          ( 0.00)         ( 0.09)     ( 0.15)
 Net Realized Gain from Investment Transactions .........     0.20        ( 0.37)          ( 0.01)         ( 0.26)     ( 0.07)
                                                           --------     --------         --------         -------     -------
Total Distributions .....................................     0.36        ( 0.68)          ( 0.01)         ( 0.35)     ( 0.22)
                                                           --------     --------         --------         -------     -------
Net Asset Value, End of Period ..........................  $ 22.13      $ 16.77          $ 15.47          $ 13.37     $ 13.18
                                                           ========     ========         ========         =======     =======
Total Investment Return .................................    34.76%       13.42%           15.82  %          4.12%      37.38%
SUPPLEMENTAL DATA AND RATIOS:
 Net Assets, End of Period (000s omitted) ............... $525,520     $161,692         $ 82,807          $56,020     $33,869
 Ratios to Average Net Assets:
   Net Investment Income ................................     0.53%        0.91%            1.55%**          0.84%       0.79%
   Expenses, Including Expenses of the
    International Equity Portfolio ......................     1.50%        1.50%            1.50%**          1.50%       1.50%
   Decrease Reflected in Above Expense
    Ratio Due to Absorption of Expenses by
    Bankers Trust .......................................     0.18%        0.26%            0.33%**          0.37%       0.62%

     * On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
** Annualized

Further information about the Fund's performance is contained in the Fund's Annual Report dated September 30, 1997, which can be obtained free of charge.

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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk
Factors: Matching the Fund to your Investment Needs" herein and in the SAI. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.



INTERNATIONAL EQUITY PORTFOLIO


Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However, the Portfolio may also invest in securities of issuers in emerging market countries. See "Risk Factors: Matching the Fund to Your Investment Needs -- Risks of Investing in Foreign Securities" and " -- Risks of Investing in Emerging Markets" herein. Investments in these countries will be based on what the Adviser believes to be an acceptable degree of risk in anticipation of superior returns. The Portfolio will at all times be invested in the securities of issuers based in at least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Risk Factors: Matching the Fund to Your Investment Needs," and "Additional Information" herein and the SAI.

The Portfolio's investments will generally be diversified among at least three countries other than the United States. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.


In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investments are fully explained herein and in the SAI.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

EQUITY INVESTMENTS. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities, (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

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With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the Investment Company Act of 1940 (the "1940 Act"), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

SHORT-TERM INSTRUMENTS. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through the sale of securities and desirable Equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such Equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies and will have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by Bankers Trust. For more information on these rating categories see "Appendix" in the SAI.


ADDITIONAL INVESTMENT TECHNIQUES

The Portfolio may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), when-issued and delayed delivery securities, Rule 144A securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on foreign currencies, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices and options on futures contracts.
See "Additional Information" herein for further information.


ADDITIONAL INVESTMENT LIMITATIONS

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are contained in the SAI.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------

By itself, the Fund does not constitute a balanced investment plan; the Fund seeks long-term capital appreciation from investment primarily in the Equity securities (or other securities with equity characteristics) of foreign issuers. Changes in domestic and foreign interest rates may affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Fund's share value. A description of a number of investments and investment techniques available to the Portfolio, including foreign investments and the use of options and futures, and certain risks associated with these investments and techniques is included under "Additional Information" herein. The Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.


RISKS OF INVESTING IN FOREIGN SECURITIES

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The Portfolio may invest in the securities of issuers based in underdeveloped countries. Investment in securities of issuers based in underdeveloped countries entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is authorized to enter into certain foreign currency exchange transactions. See "Additional Information" herein.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

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Further information about the foreign securities in which the Portfolio may invest, including a further discussion of related risks and special considerations is contained in the SAI.


RISKS OF INVESTING IN EMERGING MARKETS

The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Further information about the foreign markets in which a Portfolio may invest, including a further discussion of related risks and special considerations is contained in the SAI.



THE EURO

On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include: 1) changes in the relative strength and value of the U.S. dollar or other major currencies; 2) adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; 3) that the systems used to purchase and sell securities may not work; 4) uncertainty about how existing financial contracts will be treated after euro implementation; and 5) unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.



PORTFOLIO TURNOVER

Bankers Trust intends to manage the Portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Portfolio's portfolio turnover rates for the fiscal years ended September 30, 1997 and 1996, were 63% and 68%, respectively.


DERIVATIVES

The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and

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options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolio may use and some of their associated risks is found under "Additional Information" herein.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

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--------------------------------------------------------------------------------

The Fund's investment objective is not a fundamental policy and may be changed upon 30 days prior written notice to, but without approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

See "Investment Objective, Policies and Restrictions" in the SAI for a description of the additional fundamental policies of the fund that cannot be changed without approval by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per share of the Fund is calculated on each day on which the NYSE is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust,

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--------------------------------------------------------------------------------

funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.


MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                     $2,500
For retirement accounts                   500
Through automatic investment plans      1,000
TO ADD TO AN ACCOUNT                   $  250
For retirement accounts                   100
Through automatic investment plan         100
MINIMUM BALANCE                        $1,000
For retirement accounts                  None

IF YOU ARE NEW TO BT INVESTMENT FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

o Mail an account application with a check,
o Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or

o Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or call BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT BUYING SHARES



             TO OPEN AN ACCOUNT                               TO ADD TO AN ACCOUNT
BY WIRE      Call the BT Service Center at 1-800-730-1313     Call your Investment Professional or wire
             to receive wire instructions for account         additional investment to:
             establishment.
                                                              ROUTING NO.: 021001033
                                                              ATTN: Bankers Trust/IFTC Deposit
                                                              DDA NO.: 00-226-296
                                                              FBO: (Account name)
                                                                (Account number)
                                                              CREDIT: BT Investment International Equity
                                                              Fund-463
BY PHONE     Contact your Service Agent, Investment           Contact your Service Agent, Investment
             Professional, or call BT's Service Center        Professional, or call BT's Service Center at
             at 1-800-730-1313. If you are an existing        1-800-730-1313. If you are an existing
             shareholder, you may exchange from another       shareholder, you may exchange from another
             BT account with the same registration,           BT account with the same registration,
             including, name, address, and taxpayer ID        including, name, address, and taxpayer ID
             number.                                          number.
BY MAIL      Complete and sign the account application.       Make your check payable to the complete
             Make your check payable to the complete          name of the Fund of your choice. Indicate
             name of the Fund of your choice. Mail to the     your Fund account number on your check and
             appropriate address indicated on the             mail to the address printed on your account
             application.                                     statement.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a BT account with a different registration, or
     o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.


ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

Overnight mailings:

        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.


INVESTOR SERVICES

BT Investment Funds provide a variety of services to help you manage your account.


INFORMATION SERVICES

STATEMENTS AND REPORTS that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)
o Account statements (monthly)
o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.


EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


in their state. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:


o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).


o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you. The Fund reserves the right to terminate or modify the exchange privilege in the future. Shareholders will be given 30 days' notice prior to any termination or modification of the exchange privilege.


SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT INVESTMENT FUNDS



MINIMUM     MINIMUM
INITIAL     SUBSEQUENT     FREQUENCY               SETTING UP OR CHANGING
$1,000      $100           Monthly, bimonthly,     For a new account, complete the appropriate section on the
                           quarterly or semi-      application.
                           annually
                                                   For existing accounts, call your Investment Professional for an application. To change the amount or frequency of your
                                                   investment, contact your Investment Professional directly or call 1-800-730-1313. Call at least 10 business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.



MINIMUM                   FREQUENCY                     SETTING UP OR CHANGING
$100                      Monthly, quarterly, semi-     To establish, call your Investment Professional or call
                          annually or annually          1-800-730-1313 after your account is open. The accounts
                                                        from which the withdrawals will be processed must have
                                                        a minimum balance of $10,000, other than retirement
                                                        accounts subject to required minimum distributions.

TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. The Fund distributes substantially all of its net investment income and capital gains to shareholders annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.


FEDERAL TAXES. The Fund intends to qualify the Fund as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND". On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Investors should consult their tax advisor for specific details on state, local or foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of Fund shareholders, and Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------



The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, the Morgan Stanley Capital International Gross Domestic Product ("MSCI GDP") weighted EAFE Index, and the Lipper International Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, fund rankings may be quoted

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and of the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.


INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.


BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of March 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as Adviser.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.


Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% (before waiver) of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services to the Fund.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.


PORTFOLIO MANAGERS


Michael Levy, Managing Director of Bankers Trust and co-lead manager of the Portfolio, has been a manager of the Portfolio since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's international equity strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day to day management of the Portfolio as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes investment banking and equity analysis with Oppenheimer & Company. He has twenty-six years of business experience, of which sixteen years have been in the investment industry.

Robert Reiner, Managing Director of Bankers Trust and co-lead manager of the Portfolio, has been a manager of the Portfolio since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included manag-ing the day to day operations of the Standard & Poor's Corporation Tokyo office for three years.



Julie Wang, Principal of Bankers Trust and co-manager of the Portfolio, has been a manager of the Portfolio

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since joining Bankers Trust in 1994. Ms. Wang has primary focus on the
Asia-Pacific region and the Portfolio's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A.(economics) from Yale University and her MBA from the Wharton School.



ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund.


Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of ICC, at Bankers Trust's expense. For more information, see the SAI.



DISTRIBUTOR


ICC Distributors, Inc. is the principal distributor for shares of the Fund. In addition, ICC and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of ICC and its affiliates is Two Portland Square, Portland, ME 04101.



SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.


CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.


ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its

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obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.


The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

As of December 31, 1997, Charles Schwab & Co., San Francisco, California, owned approximately 24% of the voting securities for the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.


EXPENSES OF THE FUND AND PORTFOLIO

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS, GLOBAL DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

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--------------------------------------------------------------------------------

When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

RULE 144A SECURITIES. The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.


SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or as securities issued or guaranteed by the United States government, its agencies and instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risk which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially, and possible loss of collateral. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


REPURCHASE AGREEMENTS. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.


INVESTMENT COMPANIES. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments," and are limited in amount by the 1940 Act, (except the Portfolios may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the

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prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on a foreign currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on a foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell a foreign currency at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.


If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.


As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options")

may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not covered by the Portfolio's 15% limit on illiquid securities.


OPTIONS ON STOCKS. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the

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option period. A covered call option, which is a call option with respect to which the Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.

The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions" in the SAI.

OPTIONS ON FOREIGN STOCK INDICES. The Portfolio may purchase and write put and call options on foreign stocks indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Bankers Trust must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to
(a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock

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prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON FOREIGN STOCK INDICES. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of foreign securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the foreign equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts would exceed 5% of the market value of the Portfolio's total assets.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may invest in options on such futures contracts for similar purposes.

All options that the Portfolio writes will be covered under applicable requirements of the SEC.

There can be no assurance that the use of these portfolio strategies will be successful.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Portfolio's Custodian or futures commission merchant in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

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BT INVESTMENT FUNDS

INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER AND ADMINISTRATOR OF THE PORTFOLIO
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
ICC DISTRIBUTORS
Two Portland Square
Portland, ME 04101


CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
(One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS
250 West Pratt Street
Baltimore, MD 21201



COUNSEL
WILLKIE FARR & GALLAGHER

787 7th Avenue

New York, NY 10022







                                   ----------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                   ----------